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                                                                      Exhibit 10

                             JOINT FILING AGREEMENT

           Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on
Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: January 14, 2000

                         NCP-SBG, L.P.

                         By:   NCP-SBG G.P., L.L.C., its general partner



                               By:         /s/  Peter J. Shabecoff
                                    Name:  Peter J. Shabecoff
                                    Title:    Executive Vice President



                         NCP-SBG G.P., L.L.C.



                         By:          /s/  Peter J. Shabecoff
                               Name:  Peter J. Shabecoff
                               Title:    Executive Vice President



                         NORTH CASTLE PARTNERS II, L.P.

                         By:   NCP G.P. II, L.P., its general partner

                               By:  NORTH CASTLE G.P. II, L.L.C., its
                                    general partner



                                    By:        /s/  Peter J. Shabecoff
                                         Name:  Peter J. Shabecoff

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                                         Title:    Managing Director

                         NCP G.P. II, L.P.

                         By:   NORTH CASTLE G.P. II, L.L.C., its general
                               partner



                               By:        /s/  Peter J. Shabecoff
                                    Name:  Peter J. Shabecoff
                                    Title:    Managing Director



                         NORTH CASTLE G.P. II, L.L.C.



                         By:        /s/  Peter J. Shabecoff
                               Name:  Peter J. Shabecoff
                               Title:    Managing Director




                             /s/  Charles F. Baird, Jr.
                         CHARLES F. BAIRD, JR.


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